                      NEW ENGLAND LIFE INSURANCE COMPANY

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                      Supplement dated November 10, 2000
                                      to
                        Prospectuses dated May 1, 2000

This supplement describes certain changes to your variable life insurance policy (the "Policy") issued by New England Life Insurance Company (the "Company").

Subaccount Closing

On December 1, 2000, the Morgan Stanley International Magnum Equity Series will close. No premium payments or account value may be allocated to this subaccount on or after that date.

Substitution

On December 1, 2000, the Company will substitute shares of the Putnam International Stock Portfolio (the "New Portfolio") of the Metropolitan Series Fund, Inc. for shares of the Morgan Stanley International Magnum Equity Series (the "Old Portfolio") of the New England Zenith Fund held by subaccounts of New England Variable Life Separate Account. The effect of the share substitution will be to replace the Old Portfolio with the New Portfolio as an investment option under the Policy, without charge to Policy owners.

 The New Portfolio--Overview

Investment Objective. The New Portfolio seeks long-term growth of capital. There is no assurance that the New Portfolio will achieve its stated objective.

Annual Series Operating Expenses. The following annual expense information (as a percentage of average net assets after expense cap or expense deferral) for the New Portfolio for the year ended December 31, 1999 should be added to the Annual Series Operating Expenses table included in your product prospectus.

                                                                     Putnam
                                                                  International
                                                                 Stock Portfolio
                                                                 ---------------
Management Fees.................................................      0.90%
Other Expenses..................................................      0.22%
                                                                      ----
 Total Annual Expenses..........................................      1.12%
                                                                      ====

 The Substitution

This supplement is being sent to inform you that the substitution will be carried out, and that from March 17, 2000 until 30 days following the date the substitution is carried out, you may make one transfer of cash value from the subaccount corresponding to the Old Portfolio (before the substitution) or the subaccount corresponding to the New Portfolio (after the substitution) to any other subaccount without charge and without that transfer counting toward the number of transfers permitted without charge under the Policy. Also, the Company will not exercise any rights reserved under the Policy to impose restrictions on transfers for a period of at least 30 days following the substitution.

Additional information about the New Portfolio, including its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in the current prospectus for the New Portfolio, which was previously provided to you in your May 1, 2000 prospectus booklet. This prospectus should be read carefully before investing. To request an additional copy of the prospectus for the New Portfolio, please call 1-800-388-4000.

This supplement should be retained with your product prospectus for future reference.

VL-153-00